EXECUTION COPY


                       US BORROWERS/SUBSIDIARIES GUARANTY
                       ----------------------------------

          GUARANTY, dated as of June 28, 2002 (as amended, modified or supplemented from time to time, this "Guaranty"), made by each of the undersigned guarantors (each, a "Guarantor" and, together with any other entity that becomes a guarantor hereunder pursuant to Section 25 hereof, the "Guarantors"). Except as otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.


                               W I T N E S S E T H :
                               - - - - - - - - - -



          WHEREAS, Silgan Holdings Inc. ("Silgan"), Silgan Containers Corporation ("Containers"), Silgan Plastics Corporation ("Plastics"), Silgan Containers Manufacturing Corporation ("Manufacturing"), Silgan Can Company ("CanCo"), each other Borrower from time to time party thereto, the lenders from time to time party thereto (the "Lenders", and each, a "Lender"), Deutsche Bank Trust Company Americas, as Administrative Agent (in such capacity, and together with any successor administrative agent, the "Administrative Agent"), Bank of America, N.A. and Citicorp USA, Inc., as Co-Syndication Agents (in such capacity, the "Co-Syndication Agents"), Morgan Stanley Senior Funding, Inc. and Fleet National Bank, as Co-Documentation Agents (in such capacity, the "Co-Documentation Agents"), Deutsche Bank Securities Inc. and Banc of America Securities LLC, as Joint Lead Arrangers (in such capacity, the "Joint Lead Arrangers"), and Deutsche Bank Securities Inc., Banc of America Securities LLC and Salomon Smith Barney Inc., as Joint Book Managers (in such capacity, the "Joint Book Managers"), have entered into a Credit Agreement, dated as of June 28, 2002 (as amended, modified or supplemented from time to time, the "Credit Agreement"), providing for the making of Loans to, and the issuance of Letters of Credit for the account of, the Borrowers as contemplated therein (the Lenders, the Administrative Agent, the Collateral Agent, the Issuing Lenders, the Co-Syndication Agents, the Co-Documentation Agents, the Joint Lead Arrangers and the Joint Book Managers are collectively referred to herein as the "Lender Creditors");

          WHEREAS, (i) Silgan has heretofore entered into two Interest Rate Protection Agreements with The Bank of New York (together with its affiliates, collectively "BNY") (as such Interest Rate Protection Agreements are in effect on the date hereof and without giving effect to any extension, renewal or replacement thereof, the "Existing BNY Interest Rate Protection Agreements"), and (ii) one or more of the Borrowers or Subsidiaries thereof are, or may from time to time be, party to one or more other Interest Rate Protection Agreements or Other Hedging Agreements with any Lender or an affiliate of a Lender (each such Lender or affiliate, even if the respective Lender subsequently ceases to be a Lender under the Credit Agreement for any reason, together with such Lender's or affiliate's successors and assigns and BNY solely in respect of the Existing BNY Interest Rate Protection Agreements, are herein called the "Other Creditors" and, together with the Lender Creditors, are herein called the "Secured Creditors");

          WHEREAS, each Guarantor (other than Silgan) is a Subsidiary of Silgan;



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          WHEREAS,  it is a condition  precedent  to the making of Loans to each
Borrower and the issuance of, and participation in, Letters of Credit for the account of each Revolving Borrower under the Credit Agreement that each Guarantor shall have executed and delivered to the Administrative Agent this Guaranty; and

          WHEREAS, each Guarantor will obtain benefits from the incurrence of Loans and the issuance of, and participation in, Letters of Credit under the Credit Agreement and the entering into by one or more of the Borrowers or Subsidiaries thereof of Interest Rate Protection Agreements and Other Hedging Agreements and, accordingly, desires to execute this Guaranty in order to satisfy the conditions described in the preceding paragraph and to induce the Lenders to make the Loans and issue (and/or participate in) the Letters of Credit under the Credit Agreement and to induce the Other Creditors to enter into the Interest Rate Protection Agreements and Other Hedging Agreements;

          NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Guarantor, the receipt and sufficiency of which are hereby acknowledged, each Guarantor hereby makes the following representations and warranties to the Secured Creditors and hereby covenants and agrees with each Secured Creditor as follows:

          1. Each Guarantor, jointly and severally, and absolutely, irrevocably and unconditionally, guarantees: (i) to the Lender Creditors, the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, all principal, premium, interest (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Borrower or any Subsidiary thereof at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding), reimbursement obligations under Letters of Credit, fees, costs and indemnities) of each Borrower to the Lender Creditors, whether now existing or hereafter incurred under, arising out of, or in connection with, the Credit Agreement and the other Credit Documents and the due performance and compliance by each Borrower with all of the terms, conditions and agreements contained in the Credit Agreement and in the other Credit Documents (all such obligations, liabilities and indebtedness under this clause
(i), except to the extent consisting of obligations, liabilities or indebtedness with respect to Interest Rate Protection Agreements and Other Hedging Agreements entitled to the benefits of this Guaranty, being herein collectively called the "Credit Document Obligations"); and (ii) to the Other Creditors, the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Borrower or Subsidiary thereof at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding) owing by each Borrower and Subsidiary thereof to the Other Creditors under, or with respect to, each Interest Rate Protection Agreement and Other Hedging Agreement entitled to the benefits of this Guaranty, whether such Interest Rate Protection Agreement or Other Hedging Agreement is now in existence or hereafter arising, and the due performance and compliance by each Borrower and each Subsidiary thereof with all of the terms, conditions and agreements contained therein (all such obligations, liabilities and indebtedness described in this



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clause  (ii) being  herein  collectively  called the  "Other  Obligations"  and, together with the Credit Document Obligations, are herein collectively called the "Guaranteed Obligations"). Each Guarantor understands, agrees and confirms that the Secured Creditors may enforce this Guaranty up to the full amount of the Guaranteed Obligations against each Guarantor without proceeding against any other Guarantor, any Borrower, any Subsidiary thereof, against any security for the Guaranteed Obligations, or under any other guaranty covering all or a portion of the Guaranteed Obligations. All payments by each Guarantor under this Guaranty shall be made in the currency or currencies in which the respective Guaranteed Obligations are required to be paid and on the same basis as payments are made by the respective Borrowers under Sections 4.03 and 4.04 of the Credit Agreement. For purposes of this Guaranty, the term "Guarantor" as applied to any Borrower party thereto shall refer to such Borrower as a guarantor of indebtedness incurred by the other Borrowers, as opposed to indebtedness directly incurred by it. This Guaranty constitutes a guaranty of payment, and not of collection.

          2. Additionally, each Guarantor, jointly and severally, and absolutely, unconditionally and irrevocably, guarantees the payment of any and all Guaranteed Obligations to the Secured Creditors whether or not due or payable by such Borrower or any Subsidiary thereof upon the occurrence in respect of such Borrower or such Subsidiary of any of the events specified in
Section 9.05 of the Credit Agreement, and absolutely, unconditionally and irrevocably, and jointly and severally, promises to pay such Guaranteed Obligations to the Secured Creditors, or to their order, on demand, in the currency or currencies in which the respective Guaranteed Obligations are required to be paid.

          3. The liability of each Guarantor hereunder is primary, absolute, irrevocable, joint and several and unconditional and is exclusive and independent of any security for or other guaranty of the Guaranteed Obligations whether executed by such Guarantor, any other Guarantor, any other guarantor or by any other party, and the liability of each Guarantor hereunder shall not be affected or impaired by any circumstance or occurrence whatsoever, including without limitation: (a) any direction as to application of payment by any Borrower, any Subsidiary thereof or by any other party, (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the Guaranteed Obligations, (c) any payment on or in reduction of any such other guaranty or undertaking, (d) any dissolution, termination or increase, decrease or change in personnel by any Borrower or any Subsidiary thereof, (e) any payment made to any Secured Creditor on the Guaranteed Obligations which any Secured Creditor repays any Borrower, any Subsidiary thereof or any other Person pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and each Guarantor waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding or (f) any action or inaction by the Secured Creditors as contemplated by Section 5 hereof.

          4. The obligations of each Guarantor hereunder are independent of the obligations of any other Guarantor, any other guarantor, any Borrower or any Subsidiary thereof, and a separate action or actions may be brought and prosecuted against each Guarantor whether or not action is brought against any other Guarantor, any other guarantor, any Borrower or any Subsidiary thereof and whether or not any other Guarantor, any other guarantor, any Borrower or any Subsidiary thereof be joined in any such action or actions. Each Guarantor waives, to the fullest extent permitted by law, the benefits of any statute of limitations affecting its liability



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

hereunder or the enforcement thereof. Any payment by any Borrower or any Subsidiary thereof or any other circumstance which operates to toll any statute of limitations as to such Borrower or such Subsidiary shall operate to toll the statute of limitations as to each Guarantor.

          5. Any Secured Creditor may (except as shall be required by applicable statute and cannot be waived) at any time and from time to time without the consent of, or notice to, any Guarantor (in its capacity as Guarantor), without incurring responsibility to such Guarantor, without impairing or releasing the obligations of such Guarantor hereunder, upon or without any terms or conditions and in whole or in part:

          (a) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew, increase, accelerate or alter, any of the Guaranteed Obligations (including any increases or decreases in the rate of interest thereon or the principal amount thereof), any security therefor, or any liability incurred directly or indirectly in respect thereof, and the guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

          (b) take and hold security for the payment of the Guaranteed Obligations and sell, exchange, release, impair, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;

          (c) exercise or refrain from exercising any rights against any Borrower, any other Credit Party or any Subsidiary thereof or otherwise act or refrain from acting;

          (d) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of any Borrower or any Subsidiary thereof to creditors of such Borrower or such Subsidiary other than the Secured Creditors;

          (e) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of any Borrower or any Subsidiary thereof to the Secured Creditors regardless of what liabilities of such Borrower or such Subsidiary remain unpaid;

          (f) consent to or waive any breach of any act, omission or default under any of the Interest Rate Protection Agreements, the Other Hedging Agreements, the Credit Documents or any of the instruments or agreements referred to therein, or otherwise amend, modify or supplement any of the Interest Rate Protection Agreements, the Other Hedging Agreements, the Credit Documents or any of such other instruments or agreements;

          (g) act or fail to act in any manner which may deprive such Guarantor of its right to subrogation against any Borrower or any Subsidiaries thereof to recover full indemnity for any payments made pursuant to this Guaranty;



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


          (h) release or substitute any one or more endorsers, Guarantors, other guarantors, any Borrower, any Subsidiary thereof or other obligors; and/or

          (i) take any other action which would, under otherwise applicable principles of common law, give rise to a legal or equitable discharge of such Guarantor from its liabilities under this Guaranty.

          6. No invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations or of any security therefor shall affect, impair or be a defense to this Guaranty, and this Guaranty shall be primary irrevocable, joint and several, absolute and unconditional notwithstanding the occurrence of any event or the existence of any other circumstances which might constitute a legal or equitable discharge of a surety or guarantor except payment in full in cash of the Guaranteed Obligations.

          7. This Guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of any Secured Creditor in exercising any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly specified are cumulative and not exclusive of any rights or remedies which any Secured Creditor would otherwise have under any other Credit Document, any Interest Rate Protection Agreement, any Other Hedging Agreement, applicable law or otherwise. No notice to or demand on any Guarantor in any case shall entitle such Guarantor to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Secured Creditor to any other or further action in any circumstances without notice or demand. It is not necessary for any Secured Creditor to inquire into the capacity or powers of any Guarantor, any Borrower or any Subsidiary thereof or the officers, directors, partners, members or agents acting or purporting to act on its or their behalf, in connection with the execution of the Credit Documents, the Interest Rate Protection Agreements or the Other Hedging Agreements, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

          8. Any indebtedness, obligations or other liabilities of any Borrower or any Subsidiary thereof now or hereafter held by any Guarantor is hereby subordinated to the indebtedness, obligations or other liabilities of such Borrower or Subsidiary to the Secured Creditors, and (x) if a Default or an Event of Default under Section 9.05 of the Credit Agreement exists, no Borrower or Subsidiary thereof (or any Person acting on behalf of any Borrower or any Subsidiary thereof) may make any payment of any kind or character in respect of such indebtedness, obligations or other liabilities and to the extent that any Guarantor (or any Person acting on behalf of any Guarantor) shall receive any such payment, such Guarantor shall hold such amounts in trust for the benefit of the of the Secured Creditors and shall immediately pay such amounts over to the Administrative Agent on behalf of the Secured Creditors on account of the Guaranteed Obligations, or (y) if the Administrative Agent or the Collateral Agent, after the occurrence and during the continuance of any other Event of Default, so requests, all such indebtedness, obligations or other liabilities of such Borrower or Subsidiary shall be collected, enforced and received by such Guarantor as trustee for the Secured Creditors and be paid over to




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the  Secured  Creditors  on account of the  indebtedness,  obligations  or other liabilities of such Borrower or Subsidiary to the Secured Creditors, but (in each case) without affecting or impairing in any manner the liability of such Guarantor under the other provisions of this Guaranty. Prior to the transfer by any Guarantor of any note or negotiable instrument evidencing any indebtedness of any Borrower or any Subsidiary thereof to such Guarantor, such Guarantor shall mark such note or negotiable instrument with a legend that the same is subject to this subordination. Without limiting the generality of the foregoing, each Guarantor hereby agrees with the Secured Creditors that it will not exercise any right of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under Section 509 of the Bankruptcy Code or otherwise) until all Guaranteed Obligations have been irrevocably and indefeasibly paid in full in cash.

          9. (a) Each Guarantor waives all rights (except as shall be required by applicable statute or law and cannot be waived) to require the Secured Creditors to: (i) proceed against any Borrower, any Subsidiary thereof, any other Guarantor, any other guarantor or any other party; (ii) proceed against or exhaust any security held from any Borrower, any Subsidiary thereof, any other Guarantor, any other guarantor or any other party; or (iii) pursue any other remedy in the Secured Creditors' power whatsoever. Each Guarantor waives (to the fullest extent permitted by applicable law) any defense based on or arising out of any defense of any Borrower, any other Guarantor, any other guarantor, any Subsidiary of any Borrower or any other party other than the indefeasible payment in full in cash of the Guaranteed Obligations, including, without limitation, any defense based on or arising out of the disability of any Borrower, any other Subsidiary of any Borrower, any other Guarantor, any other guarantor or any other party, or the unenforceability of the Guaranteed Obligations or any part thereof for any reason or the cessation from any cause of the liability of any Borrower or any Subsidiary thereof other than the indefeasible payment in full in cash of the Guaranteed Obligations. The Secured Creditors may, at their election, foreclose on any security held by the Administrative Agent, the Collateral Agent or the other Secured Creditors by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, or exercise any other right or remedy the Secured Creditors may have against any Borrower, any Subsidiary thereof or any other party, or any security, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Guaranteed Obligations have been indefeasibly paid in full in cash. Each Guarantor waives any defense arising out of any such election by the Secured Creditors, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against any Borrower, any Subsidiary thereof or any other party or any security.

          (b) Each Guarantor hereby waives (to the fullest extent permitted by applicable law) promptness, diligence, presentment, demands for payment or performance, protests and notices, including, without limitation, notices of nonpayment or nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, notices of any liability to which it may apply, notices of the existence, creation or incurring of new or additional indebtedness, notices of suit or taking of other action by the Administrative Agent, the Collateral Agent or any other Secured Creditor against, and any other notice to, any party liable thereon (including such Guarantor, any other guarantor, any Borrower or any Subsidiary thereof). Each Guarantor assumes all responsibility for being and keeping itself informed of each Borrower's and each Subsidiary's financial condition and assets, and of all other circumstances bearing upon



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the risk of nonpayment of the Guaranteed  Obligations and the nature,  scope and extent of the risks which such Guarantor assumes and incurs hereunder, and agrees that the Secured Creditors shall have no duty to advise any Guarantor of information known to them regarding such circumstances or risks.

          (c) Each Guarantor hereby acknowledges, affirms and understands that to the extent the Guaranteed Obligations are secured by Real Property located in the State of California, each Guarantor shall be liable for the full amount of the liability hereunder notwithstanding the foreclosure on such Real Property by trustee sale or any other reason impairing such Guarantor's or any Secured Creditor's right to proceed against any Borrower, any other Guarantor, any other Subsidiary of any Borrower or any other guarantor of the Guaranteed Obligations. In accordance with Section 2856 of the California Civil Code, each Guarantor hereby waives:

          (i) all rights of subrogation, reimbursement, indemnification, and contribution and any other rights and defenses that are or may become available to such Guarantor by reason of Sections 2787 to 2855, inclusive, 2899 and 3433 of the California Civil Code;

          (ii) all rights and defenses that such Guarantor may have because the Guaranteed Obligations are secured by Real Property located in the State of California. This means, among other things: (A) the Secured Creditors may collect from any Guarantor without first foreclosing on any real or personal property collateral pledged by any Borrower or any Subsidiary thereof; and (B) if the Secured Creditors foreclose on any Real Property collateral pledged by any Borrower or any Subsidiary thereof, (1) the amount of the Guaranteed Obligations may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and (2) the Secured Creditors may collect from any Guarantor even if the Secured Creditors, by foreclosing on the Real Property collateral, have destroyed any right such Guarantor may have to collect from any Borrower or any Subsidiary thereof. This is an unconditional and irrevocable waiver of any rights and defenses each Guarantor may have because the Guaranteed Obligations are secured by Real Property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d or 726 of the California Code of Civil Procedure; and

          (iii) all rights and defenses arising out of an election of remedies by the Secured Creditors, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for the Guaranteed Obligations, has destroyed any Guarantor's rights of subrogation and reimbursement against any Borrower or any Subsidiary thereof by the operation of Section 580d of the California Code of Civil Procedure or otherwise.

Each Guarantor warrants and agrees that each of the waivers set forth above is made with full knowledge of its significance and consequences and that if any of such waivers is determined to be contrary to any applicable law or public policy, such waivers shall be effective only to the maximum extent permitted by law.



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


          10. The Secured Creditors agree that this Guaranty may be enforced only by the action of the Administrative Agent or the Collateral Agent, in each case acting upon the instructions of the Required Secured Creditors (as defined in the US Security Agreement) and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Guaranty or to realize upon the security to be granted by the Security Documents, it being understood and agreed that such rights and remedies may be exercised by the Administrative Agent or the Collateral Agent for the benefit of the Secured Creditors upon the terms of this Guaranty and the Security Documents. The Secured Creditors further agree that this Guaranty may not be enforced against any director, officer, employee, member, partner or stockholder of any Guarantor (except to the extent such member, partner or stockholder is also a Guarantor hereunder).

          11. In order to induce the Lenders to make Loans and issue or participate in Letters of Credit pursuant to the Credit Agreement, and in order to induce the Other Creditors to execute, deliver and perform the Interest Rate Protection Agreements and Other Hedging Agreements, each Guarantor represents, warrants and covenants (as to itself and each of its Subsidiaries), in each case after giving effect to the transactions to occur on the Initial Borrowing Date, that:

          (a) Such Guarantor and each of its Subsidiaries (i) is a duly organized and validly existing corporation, partnership or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its organization, (ii) has the corporate, partnership or limited liability company power and authority, as the case may be, to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified as a foreign corporation, partnership or limited liability company, as the case may be, and is in good standing in each jurisdiction where the ownership, leasing or operation of property or the conduct of its business requires such qualification, except in the jurisdictions where the failure to be so qualified could not reasonably be expected to, either individually or in the aggregate, have a Material Adverse Effect.

          (b) Such Guarantor has the corporate, partnership or limited liability company, as the case may be, power and authority to execute, deliver and carry out the terms and provisions of this Guaranty and each other Credit Document to which it is a party and has taken all necessary corporate, partnership or limited liability company action, as the case may be, to authorize the execution, delivery and performance by it of each such Credit Document. Such Guarantor has duly executed and delivered this Guaranty and each other Credit Document to which it is a party and each such Credit Document constitutes the legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms, except to the extent that the enforceability hereof or thereof may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and by equitable principles (regardless of whether enforcement is sought in equity or at law).

          (c) Neither the execution, delivery or performance by such Guarantor of this Guaranty or any other Credit Document to which it is a party, nor compliance by it with any of the terms and provisions hereof or thereof (i) will contravene any applicable provision of any law, statute, rule or regulation, or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the property or assets of such Guarantor or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement, loan agreement or any other material agreement, contract or instrument to which such Guarantor or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) will violate any provision of the certificate of incorporation or by-laws (or equivalent organizational documents) of such Guarantor or any of its Subsidiaries.

          (d) No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made and except for any filings of financing statements, mortgages and other documents required by the Security Documents, all of which have been made), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of this Guaranty or any other Credit Document to which such Guarantor is a party or
     (ii) the legality, validity, binding effect or enforceability of this Guaranty or any other Credit Document to which such Guarantor is a party.

          (e) There are no actions, suits, investigations or proceedings pending or, to the best knowledge of such Guarantor, threatened (i) with respect to this Guaranty or any other Credit Document to which such Guarantor is a party or (ii) that are reasonably likely, either individually or in the aggregate, to have a Material Adverse Effect.

          12. Each Guarantor covenants and agrees that on and after the date hereof and until the termination of the Total Commitment and all Interest Rate Protection Agreements and Other Hedging Agreements entitled to the benefits of the Guaranty and when no Loan, Note or Letter of Credit remains outstanding and all Guaranteed Obligations have been indefeasibly paid in full in cash (other than indemnities described in Section 12.13 of the Credit Agreement and analogous provisions in the Security Documents which are not then due and payable), such Guarantor shall, and shall cause each of its Subsidiaries to take, or refrain from taking, as the case may be, all actions that are necessary to be taken or not taken so that neither such Guarantor nor any of its Subsidiaries are in violation of any provision, covenant or agreement contained in Section 7 or 8 of the Credit Agreement, and so that no Default or Event of Default is caused by the actions of such Guarantor or any of its Subsidiaries.

          13. The  Guarantors  hereby  jointly  and  severally  agree to pay all reasonable out-of-pocket costs and expenses of each Secured Creditor in connection with the enforcement of this Guaranty and of the Administrative Agent and each other Agent in connection with any amendment, waiver or consent relating hereto (including, without limitation, the reasonable fees and disbursements of counsel (including, without duplication, in-house counsel) and consultants employed or retained by the Administrative Agent and, after the occurrence of an Event of Default, one additional counsel employed or retained by the other Secured Creditors as a group).

          14. This Guaranty shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the Secured Creditors and their successors and assigns, provided that no Guarantor may assign any of its rights or obligations hereunder, except in accordance with the terms of the Credit Agreement.

          15. Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated except as provided in the US Security Agreement.

          16. Each Guarantor acknowledges that an executed (or conformed) copy of each of the Credit Documents and Interest Rate Protection Agreements and Other Hedging Agreements entitled to the benefits of the Guaranty has been made available to its principal executive officers and such officers are familiar with the contents thereof.

          17. In addition to any rights now or hereafter granted under applicable law (including, without limitation, Section 151 of the New York Debtor and Creditor Law) and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default (such term to mean and include any "Event of Default" as defined in the Credit Agreement or any payment default under any Interest Rate Protection Agreement or Other Hedging Agreement continuing after any applicable grace period), each Secured Creditor is hereby authorized at any time or from time to time, without notice to any Guarantor or to any other Person, any such notice being expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by such Secured Creditor to or for the credit or the account of such Guarantor, against and on account of the indebtedness, obligations and liabilities of such Guarantor to such Secured Creditor under this Guaranty, irrespective of whether or not such Secured Creditor shall have made any demand hereunder and although said indebtedness, obligations, liabilities, deposits or claims, or any of them, shall be contingent or unmatured. Notwithstanding anything to the contrary contained in this Section 17, no Secured Creditor shall exercise any such right of set-off without the prior consent of the Administrative Agent or the Required Secured Creditors so long as the Guaranteed Obligations shall be secured by any Real Property located in the State of California; it being understood and agreed, however, that this sentence is for the sole benefit of the Secured Creditors and may be amended, modified or waived in any respect by the Required Secured Creditors without the requirement of prior notice to or consent by any Credit Party and does not constitute a waiver of any rights against any Credit Party or against any Collateral.

          18. All notices, requests, demands or other communications pursuant hereto shall be deemed to have been duly given or made when delivered to the Person to which such notice, request, demand or other communication is required or permitted to be given or made under this Guaranty, addressed to such party at
(i) in the case of any Lender  Creditor,  as provided  in the Credit  Agreement,
(ii) in the case of any Guarantor, at c/o Silgan Holdings Inc., 4 Landmark Square, Suite 400, Stamford, Connecticut 06901, Attention: General Counsel, Telephone No.: (203) 975-7110, Telecopier No.: (203) 975-4598, and (iii) in the ease of any Other Creditor, at such address as such Other Creditor shall have specified in writing to Silgan; or in any case at such other address as any of the Persons listed above may hereafter notify the others in writing.

          19. If claim is ever made upon any Secured Creditor for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (ii) any settlement or compromise of any such claim effected by such payee with any such claimant (including any Borrower or any Subsidiary thereof), then and in such event each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon such Guarantor, notwithstanding any revocation hereof or other instrument evidencing any liability of any Borrower or any Subsidiary thereof, and such Guarantor shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

          20. (a) THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE SECURED CREDITORS AND OF THE UNDERSIGNED HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. Any legal action or proceeding with respect to this Guaranty or any other Credit Document to which such Guarantor is a party may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, in each case which are located in the County of New York, and, by execution and delivery of this Guaranty, each Guarantor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each Guarantor hereby further irrevocably waives any claim that any such courts lack personal jurisdiction over such Guarantor, and agrees not to plead or claim, in any legal action or proceeding with respect to this Guaranty or any other Credit Document to which such Guarantor is a party brought in any of the aforesaid courts, that any such court lacks personal jurisdiction over such Guarantor. Each Guarantor further irrevocably ___ consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to each Guarantor at its address set forth above, such service to become effective 30 days after such mailing. Each Guarantor hereby irrevocably waives any objection to such service of process and further irrevocably waives and agrees not to plead or claim in any action or proceeding commenced hereunder or under any other Credit Document to which such Guarantor is a party that service of process was in any way invalid or ineffective. Nothing herein shall affect the right of any of the Secured Creditors to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against each Guarantor in any other jurisdiction.

          (b) Each Guarantor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Guaranty or any other Credit Document brought in the courts referred to in clause (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that such action or proceeding brought in any such court has been brought in an inconvenient forum.

          21. In the event that all of the capital stock of one or more Guarantors is sold or otherwise disposed of or liquidated in compliance with the requirements of Section 8.02 of the Credit Agreement (or such sale or other disposition or liquidation has been approved in writing by the Required Secured Creditors), upon the consummation of such sale, disposition or liquidation such Guarantor shall be released from this Guaranty and this Guaranty shall, as to each such Guarantor or Guarantors, terminate, and have no further force or effect (it being understood and agreed that the sale of one or more Persons that own, directly or indirectly, all of the capital stock or other equity interests of any Guarantor shall be deemed to be a sale of such Guarantor for the purposes of this Section 21).

          22. This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with each Guarantor and the Administrative Agent.

          23. EACH GUARANTOR AND EACH OF THE SECURED CREDITORS (BY THEIR ACCEPTANCE OF THE BENEFITS HEREOF) HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

          24. All payments made by any Guarantor hereunder will be made without setoff, counterclaim or other defense.

          25. It is understood and agreed that any Subsidiary of Silgan that is required to execute a counterpart of this Guaranty after the date hereof pursuant to the Credit Agreement shall automatically become a Guarantor hereunder by executing a counterpart hereof and delivering the same to the Administrative Agent.

          26. At any time a payment in respect of the Guaranteed Obligations is made under this Guaranty, the right of contribution of each Guarantor against each other Guarantor shall be determined as provided in the immediately following sentence, with the right of contribution of each Guarantor to be revised and restated as of each date on which a payment (a "Relevant Payment") is made on the Guaranteed Obligations under this Guaranty. At any time that a Relevant Payment is made by a Guarantor that results in the aggregate payments made by such Guarantor in respect of the Guaranteed Obligations to and including the date of the Relevant Payment exceeding such Guarantor's Contribution Percentage (as defined below) of the aggregate payments made by all Guarantors in respect of the Guaranteed Obligations to and including the date of the Relevant Payment (such excess, the "Aggregate Excess Amount"), each such Guarantor shall have a right of contribution against each other Guarantor who has made payments in respect of the Guaranteed Obligations to and including the date of the Relevant Payment in an aggregate amount less than such other
Guarantor's Contribution Percentage of the aggregate payments made to and including the date of the Relevant Payment by all Guarantors in respect of the Guaranteed Obligations (the aggregate amount of such deficit, the "Aggregate Deficit Amount") in an amount equal to (x) a fraction the numerator of which is the Aggregate Excess Amount of such Guarantor and the denominator of which is the Aggregate Excess Amount of all Guarantors multiplied by (y) the Aggregate Deficit Amount of such other Guarantors. A Guarantor's right of contribution pursuant to the preceding sentences shall arise at the time of each computation, subject to adjustment to the time of any subsequent computation; provided, that no Guarantor may take any action to enforce such right until the Guaranteed Obligations have been indefeasibly paid in full in cash and the Total Commitment and all Letters of Credit and Interest Rate Protection Agreements and Other Hedging Agreements have been terminated, it being expressly recognized and agreed by all parties hereto that any Guarantor's right of contribution arising pursuant to this Section 26 against any other Guarantor shall be expressly junior and subordinate to such other Guarantor's indebtedness, obligations and liabilities in respect of the Guaranteed Obligations and any other obligations owing under this Guaranty. As used in this
Section 26: (i) each Guarantor's "Contribution Percentage" shall mean the percentage obtained by dividing (x) the Adjusted Net Worth (as defined below) of such Guarantor by (y) the aggregate Adjusted Net Worth of all Guarantors; (ii) the "Adjusted Net Worth" of each Guarantor shall mean the greater of (x) the Net Worth (as defined below) of such Guarantor and (y) zero; and (iii) the "Net Worth" of each Guarantor shall mean the amount by which the fair salable value of such Guarantor's assets on the date of any Relevant Payment exceeds its existing debts and other liabilities (including contingent liabilities, but without giving effect to any Guaranteed Obligations arising under this Guaranty and, to the maximum extent permitted by applicable law, any liabilities of such Guarantor in respect of any Permitted Subordinated Indebtedness or any other indebtedness that is subordinated to the Guaranteed Obligations or any obligations arising under this Guaranty) on such date. All parties hereto recognize and agree that, except for any right of contribution arising pursuant to this Section 26, each Guarantor that makes any payment in respect of the Guaranteed Obligations shall have no right of contribution or subrogation against any other Guarantor in respect of such payment. Each of the Guarantors recognizes and acknowledges that the rights to contribution arising hereunder shall constitute an asset in favor of the party entitled to such contribution. In this connection, each Guarantor has the right to waive its contribution right against any Guarantor to the extent that after giving effect to such waiver such Guarantor would remain solvent, in the reasonable determination of the Required Lenders.

          27. Each Secured Creditor (by its acceptance of the benefits hereof) and each Guarantor hereby confirms that it is its intention that this Guaranty not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Code, the Uniform Fraudulent Transfer Act or any similar federal or state law. To effectuate the foregoing intention, each Secured Creditor and each Guarantor hereby irrevocably agrees that the Guaranteed Obligations guaranteed by each Guarantor under this Guaranty shall be limited to such amount as will, after giving effect to such maximum amount and all of such Guarantor's other (contingent or otherwise) liabilities that are relevant under such laws (but excluding, to the maximum extent permitted by applicable law, any liabilities of a Guarantor arising under any Permitted Subordinated Indebtedness or any other indebtedness that is subordinated to the Guaranteed Obligations or any obligations under this Guaranty), and after giving effect to any rights to contribution pursuant to any agreement providing for an equitable contribution among the Guarantors (including pursuant to Section 26 hereof), result in the Guaranteed Obligations of such Guarantor in respect of such maximum amount not constituting a fraudulent transfer or conveyance.

          28. (a) The Guarantors' obligations hereunder to make payments in the respective currency or currencies in which the respective Guaranteed Obligations are required to be paid (such currency being herein called the "Obligation Currency") shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than the Obligation Currency, except to the extent that such tender or recovery results in the effective receipt by the Administrative Agent, the Collateral Agent or the respective Secured Creditor of the full amount of the Obligation Currency expressed to be payable to the Administrative Agent, the Collateral Agent or such other Secured Creditor under this Guaranty, the other Credit Documents or the Interest Rate Protection Agreements or Other Hedging Agreements, as applicable. If for the purpose of obtaining or enforcing judgment against any Guarantor in any court or in any jurisdiction, it becomes necessary to convert into or from any currency other than the Obligation Currency (such other currency being hereinafter referred to as the "Judgment Currency") an amount due in the Obligation Currency, the conversion shall be made at the Relevant Currency Equivalent thereof or, in the case of a conversion into currencies other than Dollars or a Primary Alternate Currency, the rate of exchange (quoted by the Administrative Agent) or if the Administrative Agent does not quote a rate of exchange on such currency, by a known dealer in such currency designated by the Administrative Agent) determined, in each case, as of the day on which the judgment is given (such Business Day being hereinafter referred to as the "Judgment Currency Conversion Date").

          (b) If there is a change in the rate of exchange prevailing between the Judgment Currency Conversion Date and the date of actual payment of the amount due, the Guarantors jointly and severally covenant and agree to pay, or cause to be paid, such additional amounts, if any (but in any event not a lesser amount), as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of the Obligation Currency which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial award at the rate or exchange prevailing on the Judgment Currency Conversion Date.

          (c) For purposes of determining the Relevant Currency Equivalent or any other rate of exchange for this Section 28, such amounts shall include any premium and costs payable in connection with the purchase of the Obligation Currency.


                                      *****

          IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.





                               SILGAN HOLDINGS INC.,
                               as an Guarantor


                               By: /s/ Frank W. Hogan, III
                                   ---------------------------------
                                   Name: Frank W. Hogan, III
                                   Title: Senior Vice President, General Counsel
                                          and Secretary


                               SILGAN CONTAINERS CORPORATION,
                               as an Guarantor


                               By: /s/ Frank W. Hogan, III
                                   ---------------------------------
                                   Name: Frank W. Hogan, III
                                   Title: Vice President, General Counsel
                                          and Secretary


                               SILGAN PLASTICS CORPORATION,
                               as an Guarantor


                               By: /s/ Frank W. Hogan, III
                                   ---------------------------------
                                   Name: Frank W. Hogan, III
                                   Title: Vice President, General Counsel
                                          and Secretary


                               SILGAN CONTAINERS MANUFACTURING
                               CORPORATION,
                               as an Guarantor


                                By: /s/ Frank W. Hogan, III
                                   ---------------------------------
                                   Name: Frank W. Hogan, III
                                   Title: Vice President, General Counsel
                                          and Secretary



                               SILGAN LLC, as an Guarantor

                               By: SILGAN CONTAINERS MANUFACTURING
                                   COMPANY, as Manager


                                By: /s/ Frank W. Hogan, III
                                   ---------------------------------
                                   Name: Frank W. Hogan, III
                                   Title: Vice President, General Counsel
                                          and Secretary

                               SILGAN CORPORATION, as an Guarantor


                               By: /s/ Frank W. Hogan, III
                                   ---------------------------------
                                   Name: Frank W. Hogan, III
                                   Title: Vice President, General Counsel
                                          and Secretary



                               RXI PLASTICS, INC., as an Guarantor


                               By: /s/ Frank W. Hogan, III
                                   ---------------------------------
                                   Name: Frank W. Hogan, III
                                   Title: Vice President, General Counsel
                                          and Secretary


                               SILGAN VACUUM CLOSURE HOLDING
                               COMPANY, as an Guarantor


                               By: /s/ Frank W. Hogan, III
                                   ---------------------------------
                                   Name: Frank W. Hogan, III
                                   Title: Vice President, General Counsel
                                          and Secretary

Accepted and agreed:

DEUTSCHE BANK TRUST
COMPANY AMERICAS,
as Administrative Agent



By: /s/ Gina S. Thompson
    -----------------------------
    Name: Gina S. Thompson
    Title: Director























                                       17